UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 4, 2007

MOBILITY ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-30907	86-0843914
(Commission File Number)	(IRS Employer Identification No.)

17800 N. Perimeter Dr., Suite 200, Scottsdale, Arizona	85255
(Address of Principal Executive Offices)	(Zip Code)
(480) 596-0061
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On October 4, 2007, the Board of Directors of Mobility Electronics, Inc. (“Mobility”) voted to appoint Michael J. Larson as a new member of Mobility’s Board of Directors. Mr. Larson, who was appointed to fill a vacancy on Mobility’s Board and who will serve as a Class I director, is an independent director.
     Since 2002, Mr. Larson, 54, has served as Senior Vice President and General Manager of the Personal Systems Group, Americas for Hewlett-Packard Company. The Personal Systems Group is responsible for Hewlett-Packard’s business and consumer PCs, mobile computing devices, workstations, and managed home products. Mr. Larson joined Hewlett-Packard following its merger with Compaq Computer Corporation. From 1996 through 2001, Mr. Larson served in a variety of senior management positions at Compaq including Senior Vice President and General Manager of the Worldwide Consumer Group. Mr. Larson’s professional experience also includes holding positions of increasing responsibility with companies such as Toshiba, Sony, The Coca-Cola Company Food Division, Johnson & Johnson, and The Carnation Company. Mr. Larson holds a Bachelor of Arts degree from Wake Forest University.
     Mr. Larsen received 26,667 restricted stock units in connection with his appointment, which units were awarded under the 2004 Mobility Electronics, Inc. Non-Employee Director Plan (the “2004 Director Plan”) and will vest in full on June 11, 2010 or earlier, in full, upon a change of control event or, on a pro rata basis, upon Mr. Larson’s earlier death, disability, or retirement. As a non-employee director, Mr. Larsen is also entitled to receive an annual cash retainer of $30,000 per year, a meeting fee of $3,500 for each annual meeting of stockholders, a cash meeting fee of $2,500 for each board meeting attended in person, and a cash meeting fee of $600 for each committee meeting and telephonic board meeting. Mr. Larson has not been appointed to any of the Board’s committees at this time. Except as described above, there is no arrangement or understanding between Mr. Larson and any other person pursuant to which Mr. Larson was appointed as a member of Mobility’s Board.
     On October 9, 2007, Mobility issued a press release announcing the appointment of Mr. Larson as a new director. A copy of the press release is attached as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description of Document

99.1	Press release, dated October 9, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mobility Electronics, Inc.
Dated: October 9, 2007	By:	/s/ Joan W. Brubacher
		Name:	Joan W. Brubacher
		Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document

99.1	Press release, dated October 9, 2007.